EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), entered into as of the _____ day of August, 1998, by and between RICK'S CABARET INTERNATIONAL, INC., a Texas corporation (the "Company"), and ERIC LANGAN ("Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS,  Company  desires  to  employ  Executive  as  provided herein; and

     WHEREAS,  Executive  desires  to  accept  such  employment.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Employment.  Company  hereby  employs Executive and Executive hereby
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accepts  employment  with  Company upon the terms and conditions hereinafter set forth.

     2.     Duties.  Subject  to  the power of the Board of Directors of Company
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to  elect  and  remove  officers,  Executive  will serve the Company as its vice president-operations and will faithfully and diligently perform the services and functions relating to such office or otherwise reasonably incident to such office, provided that all such services and functions will be reasonable and within Executive's area of expertise. Executive will, during the term of this Agreement (or any extension thereof), devote his full business time, attention and skills and best efforts to the promotion of the business of Company. The foregoing will not be construed as preventing Executive from making investments in other businesses or enterprises provided that (a) Executive agrees not to become engaged in any other business activity that interferes with his ability to discharge his duties and responsibilities to Company and (b) Executive does not violate any other provision of this Agreement.

     3.     Term.  Subject  to  the  terms  and  conditions  hereof, the term of
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employment  of  Executive will commence as of the date hereof (the "Commencement
Date") and will end on that date in the year, 2001, unless earlier terminated by either party pursuant to the terms hereof. The term of this Agreement is referred to herein as the "Term."

     4.     Compensation  and  Benefits  During  the  Employment  Term.
            ----------------------------------------------------------

          (a) Salary. Commencing upon the date of this Agreement, Executive will be paid an annual base salary of $171,600, payable bi-weekly (the "Salary"). At any time and from time to time the Salary may be increased for the remaining portion of the term if so determined by the Board of Directors of Company after a review of Executive's performance of his duties hereunder.

          (b) Stock Options. On the Commencement Date, the Company and the Executive shall enter into a Stock Option Agreement pursuant to which the

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Company  grants  Executive  options  (the  "Options")  to  purchase  (i) 100,000
shares  of  common stock ("Common Stock") exercisable at   $1.875  per share and
(ii) 150,000 shares of Common Stock exercisable at $__ per share to be issued to Executive upon the increase of the Company's stock option plan, all vesting one year from the date of execution hereof.

          (c) Expenses. Upon submission of a detailed statement and reasonable documentation, Company will reimburse Executive in the same manner as other executive officers for all reasonable and necessary or appropriate out-of-pocket travel and other expenses incurred by Executive in rendering services required under this Agreement.

          (d)     Benefits;  Insurance.

               (i)     Medical,  Dental  and  Vision  Benefits.  During  this
                       ---------------------------------------
Agreement, Executive and his dependents will be entitled to receive such group medical, dental and vision benefits as Company may provide to its other executives, provided such coverage is reasonably available, or be reimbursed if Executive is carrying his own similar insurance.

               (ii)     Benefit  Plans.  The  Executive  will  be  entitled  to
                        --------------
participate  in  any     benefit  plan  or  program  of  the  Company  which may
currently  be  in  place  or  implemented     in  the  future.

               (iii)     Other  Benefits.  During  the  Term,  Executive will be
                         ---------------
entitled to receive, in addition to and not in lieu of base salary, bonus or other compensation, such other benefits and normal perquisites as Company currently provides or such additional benefits as Company may provide for its executive officers in the future.

          (e) Vacation. Executive will be entitled to two weeks paid vacation each year of this Agreement.

     5.     Confidentiality.  In  the  course  of the performance of Executive's
            ---------------
duties hereunder, Executive recognizes and acknowledges that Executive may have access to certain confidential and proprietary information of Company or any of its affiliates. Without the prior written consent of Company, Executive shall not disclose any such confidential or proprietary information to any person or firm, corporation, association, or other entity for any reason or purpose whatsoever, and shall not use such information, directly or indirectly, for Executive's own behalf or on behalf of any other party. Executive agrees and affirms that all such information is the sole property of Company and that at the termination and/or expiration of this Agreement, at Company's written request, Executive shall promptly return to Company any and all such information so requested by Company.

          The provisions of this Section 5 shall not, however, prohibit Executive from disclosing to others or using in any manner information that:

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          (a)     has  been  published  or  has become part of the public domain other  than  by  acts,  omissions  or  fault  of  Executive;

          (b) has been furnished or made known to Executive by third parties (other than those acting directly or indirectly for or on behalf of Executive) as a matter of legal right without restriction on its use or disclosure;

          (c) was in the possession of Executive prior to obtaining such information from Company in connection with the performance of this Agreement; or

          (d)     is  required  to  be  disclosed  by  law.

     6.     Indemnification.  The Corporation shall to the full extent permitted
            ---------------
by law or as set forth in the Articles of Incorporation and the Bylaws of the Company, indemnify, defend and hold harmless Executive from and against any and all claims, demands, liabilities, damages, loses and expenses (including reasonable attorney's fees, court costs and disbursements) arising out of the performance by him of his duties hereunder except in the case of his willful misconduct.

     7.     Termination.  This Agreement and the employment relationship created
            -----------
hereby  will  terminate  (i)  upon  the  death  or disability of Executive under section 7 (a) or 7 (b); (ii) with cause under Section 7 (c); (iii) for good reason under Section 7 (d); (iv) upon the voluntary termination of employment by Executive under Section 7 (e); or (v) without cause under Section 7 (f).

          (a) Disability. The Company shall have the right to terminate the employment of the Executive under this Agreement for disability in the event Executive suffers an injury, illness, or incapacity of such character as to substantially disable him from performing his duties without reasonable accommodation by the Company hereunder for a period of more than one hundred eighty (180) consecutive days upon the Company giving at least thirty (30) days written notice of termination.

          (b) Death. This Agreement will terminate on the Death of the Executive.

          (c) With Cause. The Company may terminate this Agreement at any time because of (i) Executive's material breach of any term of the Agreement,
(ii) the determination by the Board of Directors in the exercise of its reasonable judgment that Executive has committed an act or acts constituting a felony or other crime involving moral turpitude, dishonesty or theft or fraud; or (iii) Executive's gross negligence in the performance of his duties hereunder, provided, in each case, however, that the Company shall not terminate this Agreement pursuant to this Section 7(c) unless the Company shall first have delivered to the Executive, a notice which specifically identifies such breach or misconduct and the executive shall not have cured the same within fifteen
(15)  days  after  receipt  of  such  notice.

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          (d)     Good  Reason.  The  Executive may terminate his employment for
"Good  Reason"  if:

               (i) he is assigned, without his express written consent, any duties materially inconsistent with his positions, duties, responsibilities, or status with the Company as of the date hereof, or a change in his reporting responsibilities or titles as in effect as of the date hereof;

               (ii)     his  compensation  is  reduced;

               (iii) the Company does not pay any material amount of compensation due hereunder and then fails either to pay such amount within the ten (10) day notice period required for termination hereunder or to contest in good faith such notice. Further, if such contest is not resolved within thirty (30) days, the Company shall submit such dispute to arbitration under Section 14.

          (e) Voluntary Termination. The Executive may terminate his employment voluntarily.

          (f) Without Cause. The Company may terminate this Agreement without cause.

     8.     Obligations  of  Company  Upon  Termination,
            -------------------------------------------

          (a) In the event of the termination of Executive's employment pursuant to Section 7 (c) or (e), Executive will be entitled only to the compensation earned by him hereunder as of the date of such termination (plus life insurance or disability benefits), plus the rights to those Options that have vested as of the termination date.

          (b) In the event of the termination of Executive's employment pursuant to Section 7 (a) or (b), Executive will be entitled only to the compensation earned by him hereunder as of the date of such termination (plus life insurance or disability benefits), plus the rights to all Options, vested or not vested, under the same terms as if this Agreement was not terminated.

          (c) In the event of the termination of Executive's employment pursuant to Section 7 (d) or (f), Executive will be entitled to receive $250,000 cash at such time as this Agreement is terminated, all payments of salary earned through the date of termination in one lump sum, and Executive shall have the rights to all Options, vested or not vested, under the same terms as if this Agreement had not terminated.

     9.     Waiver of Breach.  The waiver by any party hereto of a breach of any
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provision  of this Agreement will not operate or be construed as a waiver of any subsequent  breach  by  any  party.

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     10.     Costs.  If  any  action at law or in equity is necessary to enforce
             -----
or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     11.     Notices.  Any  notices,  consents, demands, requests, approvals and
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other  communications  to  be  given under this Agreement by either party to the other will be deemed to have been duly given if given in writing and personally delivered or within two days if sent by mail, registered or certified, postage prepaid with return receipt requested, as follows:

          If  to  Company:    Rick's  Cabaret  International,  Inc.
                              3113  Bering  Drive
                              Houston,  Texas  77057
                              Attention:  Robert  L.  Watters

          If  to  Executive:  Eric  Langan
                              14514  Kingshead  Drive
                              Houston,  Texas  77044

     Notices delivered personally will be deemed communicated as of actual receipt.

     12.     Entire  Agreement.  This  Agreement and the agreements contemplated
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hereby  constitute  the  entire  agreement  of the parties regarding the subject matter hereof, and supersede all prior agreements and understanding, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     13.     Severability.  If  any  provision  of  this Agreement is held to be
             ------------
illegal, invalid or unenforceable under present or future laws effective during this Agreement, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there will be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     14.     Arbitration.  If  a  dispute should arise regarding this Agreement,
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the parties agree that all claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration in Houston, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). The governing law of this Agreement shall be the substantive law of the State of Texas, without giving effect to conflict of laws. A decision of the arbitrator shall be final, conclusive and binding on the Company and Executive. Any arbitration held in accordance with this paragraph shall be private and confidential and no person shall be entitled to attend the hearings except the arbitrator, Executive, Executive's attorneys, a representative of the Company, the Company's attorneys, and advisors to or witnesses for any party. The matters submitted to arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in the strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons except as may be required for the preparation of expert testimony. On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrator and any judgement enforcing an award. The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party and the determination of such fees and costs and the award thereof shall be included in the claims to be resolved by the arbitrator hereunder.

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     15.     Captions.  The  captions  in  this Agreement are for convenience of
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reference  only  and  will  not  limit  or  otherwise affect any of the terms or provisions  hereof.

     16.     Gender  and  Number.  When  the context requires, the gender of all
             -------------------
words used herein will include the masculine, feminine and neuter and the number of all words will include the singular and plural.

     17.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
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counterparts,  each  of  which  will be deemed an original and all of which will constitute  one and the same instrument, but only one of which need be produced.

     18.     Company  Authorization.  The  Company  represents that the Board of
             ----------------------
Directors  has  approved  this  Agreement.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              COMPANY:
                              -------

                              RICK'S  CABARET  INTERNATIONAL,  INC.


                              By:  /s/ Robert L. Watters
                                       ----------------------------
                                    Robert  L.  Watters,  President



                              EXECUTIVE:
                              ---------

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                              By:  /s/ Eric  Langan
                                   ----------------
                                    Eric  Langan


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